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COMMUNITY CENTRAL BANK CORPORATION
FORM 10-Q (continued)

                                   EXHIBIT 32

                             Rule 1350 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies in his capacity as an officer of Community Central Bank Corporation (the "Corporation") that the Quarterly Report of the Corporation on Form 10-Q for the quarterly period ended September 30, 2006 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of the dates and for the periods presented in the financial statements included in such report.

Dated: November 13, 2006                   By:  S/ DAVID A. WIDLAK
                                                 ------------------
                                           David A. Widlak;
                                           President and CEO
                                           (Principal Executive Officer)

Dated: November 13, 2006                   By:  S/ RAY T. COLONIUS
                                                 ------------------
                                           Ray T. Colonius;
                                           Treasurer
                                           (Principal Financial and Accounting
                                           Officer)

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